UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            -------------------------


       Date of Report (Date of earliest event reported): April 1, 2003


                              ADZONE RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       0-28717                   88-0420405
(State or other Jurisdiction       (Commission File            IRS Employer
   of Incorporation)                    Number)              Identification No.)


              4062-80 Grumman Boulevard, Calverton, New York 11933 (Address of principal executive offices, including zip code)


                                 (631) 369-1100
                         (Registrant's telephone number)

ITEM 5. OTHER EVENTS.

On April 1, 2003, AdZone Research, Inc. announced the signing of a Memorandum of Agreement with Boeing Autometric, a unit of Boeing Integrated Defense Systems. The objective is to integrate AdZone's NetGet(TM) Internet monitoring technology with Boeing Autometric's range of products and services to better help identify clandestine communications posted on the World Wide Web on behalf of federal intelligence agencies. Because of security considerations, AdZone is unable to further discuss the scope or nature of activities related to today's announced agreement.

A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.

      99.1 - Press Release dated April 1, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 1, 2003                  ADZONE RESEARCH, INC.


                                        By: /s/ CHARLES CARDONA
                                           -----------------------
                                           Charles Cardona
                                           President, Chief Executive Officer